MERRILL LYNCH
HEALTHCARE
FUND, INC.



FUND LOGO



Annual Report

April 30, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH HEALTHCARE FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jordan C. Schreiber, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Donald Cecil and Edward H. Meyer, Directors of Merrill Lynch
Healthcare Fund, Inc. have recently retired. The Fund's Board of
Directors wishes Mr. Cecil and Mr. Meyer well in their retirements.



Merrill Lynch Healthcare Fund, Inc., April 30, 2000


DEAR SHAREHOLDER

Investment Environment
Since the beginning of the year, market volatility has increased dramatically and has become an additional cost in achieving investment returns. During volatile periods investors can easily lose sight of basic trends. Opinions quickly shift from too much optimism to too much bearishness. A whipsaw effect develops that tends to leave most investors taking too many losses over too short a period of time. Based on the conditions that have caused this increase in volatility, we believe the likelihood of it continuing through the year is quite high. The gross overvaluation in about one-third of the market, coupled with undervaluation in broad sectors of the market, is contributing to this manic-depressive type of trading frenzy. However, even while the volatility causes considerable noise, basic market trends appear to be mixed, despite positive cash flows going into the market during the first four months of the year. This is not a particularly welcome investment sign.

Our economy continues to be strong. Retail sales are robust and income growth is healthy. More important, production schedules are in line with retail expansion so that inventory/sales ratios are still well maintained. Market trends appear to have had little or no impact on consumption. Historically, stock market declines have not had great impact on consumption until the decline is significant and prolonged and followed by a recessionary environment. Inflation in the first quarter ran excessively high relative to past trends; when food and energy are included, the rate is alarming. The core rate of inflation ran at a little over 3%. The ripple effect from rising energy costs is being felt, and energy prices are holding up stubbornly. A robust economy may support this trend further and inflation will continue to expand. Many manufacturers have hedged commodity price increases this year; however, if there is no relief in commodity price trends next year, manufacturers could be forced to raise prices by 3%--5%. The Federal Reserve Board is obviously aware of this and recognizes that the best way to get commodity price and inflation expectations down is to slow the economy by continuing to raise interest rates. Unfortunately, it may require much higher interest rates than foreseen.

Undoubtedly, investors believe that the Federal Reserve Board intends to slow the economy and stop the inflationary pressures that are building, and that interest rates will continue to rise until that slowdown is apparent. Rising interest rates have historically been a negative to very high price/earnings issues.

Fiscal Year in Review
The 12 months ended April 30, 2000 were marked by extreme volatility. This volatility resulted in shifts of emphasis from biotechnology stocks and recurrent rallies in the pharmaceutical sector. During the fiscal year, we continued to maintain a large position in US holdings. In addition, we emphasized product companies (pharmaceuticals, medical devices and biotechnology) as opposed to service companies (health maintenance organizations and hospital companies). Throughout the Fund's fiscal year, we reduced our positions in small-capitalization and mid-capitalization holdings and increased our positions in large-capitalization holdings proportionately.

During the fiscal year ended April 30, 2000, our strategy benefited performance. The Fund's Class A, Class B, Class C and Class D Shares had total returns of +28.06%, +26.99%, +26.70% and +27.73%, respectively. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

Our strategic goal is to exploit the upside potential presented to us by small-capitalization and mid-capitalization companies, while cushioning the downside with positions in large cap stocks. Although there have been some shifts in the year, our strategy generally remained constant over the period.

In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to serving your investment needs throughout the Fund's new fiscal year and beyond.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager



May 31, 2000



PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 4/30/00

                                    Percent of
Ten Largest Holdings                Net Assets

QLT PhotoTherapeutics Inc.*             5.8%
Columbia/HCA Healthcare
Corporation                             5.8
American Home Products
Corporation                             5.7
Stryker Corporation                     3.9
C.R. Bard, Inc.                         3.7
Forest Laboratories, Inc.               3.6
Bristol-Myers Squibb Company            3.6
Baxter International  Inc.              3.3
ALZA Corporation                        3.0
Becton, Dickinson and Company           2.6

*Excludes short-term securities.



Breakdown of Investments            Percent of
By Country                          Net Assets

United States*                         74.2%
Canada                                  7.0
Japan                                   4.8
Ireland                                 2.1
Denmark                                 1.5
Israel                                  1.5
Switzerland                             1.2
United Kingdom                          1.1
Sweden                                  0.8
Germany                                 0.2

*Represents combined holdings.


Industries Represented              Percent of
In the Portfolio                    Net Assets

Pharmaceutical--Prescription           21.1%
Biotechnology                          14.3
Medical Technology                     14.1
Pharmaceutical--Diversified            13.0
Health Care Cost Containment           12.9
Medical Specialties                    11.1
Pharmaceutical--Consumer                4.8
Healthcare--Information                 3.1



Merrill Lynch Healthcare Fund, Inc., April 30, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of ML Healthcare Fund, Inc.'s
Class A and Class B Shares compared to growth of the S&P 500 Index. Beginning and ending values are:

                                       4/90           4/00
ML Healthcare Fund, Inc.++
--Class A Shares*                     $10,000        $46,208
ML Healthcare Fund, Inc.++
--Class B Shares*                     $10,000        $43,977
S&P 500 Index++++                     $10,000        $55,894


A line graph depicting the growth of ML Healthcare Fund, Inc.'s
Class C and Class D Shares compared to growth of the S&P 500 Index. Beginning and ending values are:

                                       4/90           4/00
ML Healthcare Fund, Inc.++
--Class C Shares*                     $10,000        $32,180
ML Healthcare Fund, Inc.++
--Class D Shares*                     $ 9,600        $31,160
S&P 500 Index++++                     $10,000        $34,632

   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Healthcare Fund, Inc. invests worldwide primarily in equity securities of companies that, in the opinion of management, derive or are expected to derive a substantial portion of their sales from products or services in healthcare.
++++This unmanaged broad-based Index is comprised of common stocks.



Average Annual
Total Return


                                     % Return Without  % Return With
Class A Shares*                        Sales Charge     Sales Charge**

Year Ended 3/31/00                        +22.25%        +15.83%
Five Years Ended 3/31/00                  +26.36         +25.00
Ten Years Ended 3/31/00                   +17.01         +16.38

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return       % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/00                        +20.94%        +16.94%
Five Years Ended 3/31/00                  +25.07         +25.07
Ten Years Ended 3/31/00                   +15.81         +15.81

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return       % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 3/31/00                        +21.15%        +20.15%
Five Years Ended 3/31/00                  +25.01         +25.01
Inception (10/21/94) through 3/31/00      +23.91         +23.91

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
Class D Shares*                      Sales Charge      Sales Charge**

Year Ended 3/31/00                        +22.11%        +15.70%
Five Years Ended 3/31/00                  +26.05         +24.69
Inception (10/21/94) through 3/31/00      +24.37         +23.15

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Healthcare Fund, Inc., April 30, 2000


PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                              Ten Years/
                                                      6 Month              12 Month        Since Inception
As of April 30, 2000                                Total Return         Total Return        Total Return
ML Healthcare Fund, Inc.--Class A Shares               +28.78%              +28.06%           +387.62%
ML Healthcare Fund, Inc.--Class B Shares               +28.47               +26.99            +339.75
ML Healthcare Fund, Inc.--Class C Shares               +28.18               +26.70            +221.80
ML Healthcare Fund, Inc.--Class D Shares               +28.74               +27.73            +228.84

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


SCHEDULE OF INVESTMENTS
MIDDLE                                Shares                                                                       Percent of
EAST         Industries                Held                  Investments                                 Value     Net Assets
Israel       Pharmaceutical           200,000   Teva Pharmaceutical Industries Ltd.  (ADR)*             $  8,775,000    1.5%
             --Diversified
                                                Total Investments in the Middle East                       8,775,000    1.5

North
America

Canada       Biotechnology            166,000 ++QLT PhotoTherapeutics Inc.                                 9,209,152    1.6
                                      450,000 ++QLT PhotoTherapeutics Inc.  (US Registered Shares)        25,003,125    4.2
                                                                                                        ------------  ------
                                                                                                          34,212,277    5.8

             Pharmaceutical           150,000 ++Biovail Corporation                                        7,153,125    1.2
             --Prescription

                                                Total Investments in Canada                               41,365,402    7.0

United       Biotechnology            200,000 ++Amgen Inc.                                                11,200,000    1.9
States                                200,000 ++Aphton Corporation                                         5,475,000    0.9
                                      320,000 ++Aquila Biopharmaceuticals, Inc.                            1,080,000    0.2
                                       40,000 ++Cell Genesys, Inc.                                           740,000    0.1
                                      200,000 ++Coulter Pharmaceutical, Inc.                               3,637,500    0.6
                                       15,000 ++Genentech, Inc.                                            1,755,000    0.3
                                       60,000 ++IDEC Pharmaceuticals Corporation                           3,828,750    0.6
                                      100,000 ++ILEX Oncology, Inc.                                        2,350,000    0.4
                                       10,000 ++Imclone Systems                                              908,750    0.2
                                      100,000 ++Immunex Corporation                                        3,931,250    0.7
                                      250,000 ++Lexicon Genetics Incorporated                              2,421,875    0.4
                                       75,000 ++Luminex Corporation                                        1,396,875    0.2
                                      100,000 ++Maxim Pharmaceuticals, Inc.                                3,862,500    0.7
                                       60,000 ++Regeneron Pharmaceuticals, Inc.                            1,713,750    0.3
                                        5,000 ++Transkaryotic Therapies, Inc.                                149,375    0.0
                                       32,500 ++Trimeris, Inc.                                             1,119,219    0.2
                                                                                                        ------------  ------
                                                                                                          45,569,844    7.7

             Health Care              700,000 ++AmeriSource Health Corporation  (Class A)                 14,000,000    2.4
             Cost Containment         120,000   Bindley Western Industries, Inc.                           2,092,500    0.3
                                       50,000   Cardinal Health, Inc.                                      2,753,125    0.5
                                    1,200,000 ++Caremark Rx, Inc.                                          7,650,000    1.3
                                    1,200,000   Columbia/HCA Healthcare Corporation                       34,125,000    5.8
                                      100,000   Hooper Holmes, Inc.                                        1,737,500    0.3
                                       67,500 ++LifePoint Hospitals, Inc.                                  1,151,719    0.2
                                      500,000 ++Tenet Healthcare Corporation                              12,750,000    2.1
                                                                                                        ------------  ------
                                                                                                          76,259,844   12.9

             Healthcare                60,000 ++CareInsite, Inc.                                           1,485,000    0.2
             --Information            350,000 ++Cerner Corporation                                         7,700,000    1.3
                                      100,000   IMS Health Incorporated                                    1,706,250    0.3
                                      250,000 ++Medical Manager Corporation                                7,968,750    1.3
                                                                                                        ------------  ------
                                                                                                          18,860,000    3.1

             Medical Specialties       80,000   Bausch & Lomb Incorporated                                 4,830,000    0.8
                                      300,000   Baxter International Inc.                                 19,537,500    3.3
                                      600,000   Becton, Dickinson and Company                             15,375,000    2.6
                                      100,000 ++Edwards Lifesciences Corporation                           1,500,000    0.3
                                      100,000 ++Martek Biosciences Corporation                             1,425,000    0.2
                                      290,000 ++Syncor International Corporation                          11,944,375    2.0
                                                                                                        ------------  ------
                                                                                                          54,611,875    9.2

             Medical Technology       132,800 ++Boston Scientific Corporation                              3,519,200    0.6
                                      500,000   C.R. Bard, Inc.                                           21,781,250    3.7
                                      200,000 ++Datascope Corp.                                            6,600,000    1.1
                                      150,000 ++Guidant Corporation                                        8,606,250    1.5
                                      280,000   Medtronic, Inc.                                           14,542,500    2.5
                                      120,000 ++Novoste Corporation                                        4,912,500    0.8
                                      325,000   Stryker Corporation                                       23,359,375    3.9
                                                                                                        ------------  ------
                                                                                                          83,321,075   14.1

Pharmaceutical--Consumer              400,000   Bristol-Myers Squibb Company                              20,975,000    3.6
                                      120,000   The Procter & Gamble Company                               7,155,000    1.2
                                                                                                        ------------  ------
                                                                                                          28,130,000    4.8

Merrill Lynch Healthcare Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)
MIDDLE                                Shares                                                                       Percent of
EAST         Industries                Held                  Investments                                 Value     Net Assets
United       Pharmaceutical           120,000   Allergan Inc.                                           $  7,065,000    1.2%
States       --Diversified            600,000   American Home Products Corporation                        33,712,500    5.7
(concluded)                           250,000   Pharmacia Corporation                                     12,484,375    2.1
                                       80,000   Schering-Plough Corporation                                3,225,000    0.6
                                                                                                        ------------  ------
                                                                                                          56,486,875    9.6

             Pharmaceutical           400,000 ++ALZA Corporation                                          17,625,000    3.0
             --Prescription            50,000   Eli Lilly and Company                                      3,865,625    0.6
                                      250,000 ++Forest Laboratories, Inc.                                 21,015,625    3.6
                                       15,000   Merck & Co., Inc.                                          1,042,500    0.2
                                      250,000   Pfizer Inc.                                               10,531,250    1.8
                                      500,000 ++SangStat Medical Corporation                              13,968,750    2.4
                                       80,000 ++Sepracor Inc.                                              7,350,000    1.2
                                                                                                        ------------  ------
                                                                                                          75,398,750   12.8

                                                Total Investments in the United States                   438,638,263   74.2

                                                Total Investments in North America                       480,003,665   81.2

Pacific
Basin/Asia

Japan        Pharmaceutical--         250,000   Fujisawa Pharmacturical Co., Ltd.                          9,368,494    1.6
             Prescription              75,000   Kissei Pharmaceutical Co., Ltd.                            1,229,008    0.2
                                      200,000   Kyorin Pharmaceutical Co., Ltd.                            9,808,004    1.7
                                      150,000   Yamanouchi Pharmaceutical Co., Ltd.                        7,925,052    1.3

                                                Total Investments in the Pacific Basin/Asia               28,330,558    4.8

Western
Europe

Denmark      Medical Specialties       52,000   William Demant A/S                                         7,912,974    1.3

             Pharmaceutical            30,000   H. Lundbeck A/S                                            1,338,385    0.2
             --Prescription
                                                Total Investments in Denmark                               9,251,359    1.5

Germany      Medical Specialties       50,000   Fresenius Medical Care AG  (ADR)*                          1,228,125    0.2

                                                Total Investments in Germany                               1,228,125    0.2

Ireland      Pharmaceutical           100,000 ++Warner Chilcott Laboratories  (ADR)*                       1,575,000    0.3
             --Diversified

             Pharmaceutical           250,000 ++Elan Corporation PLC (ADR)*                               10,718,750    1.8
             --Prescription
                                                Total Investments in Ireland                              12,293,750    2.1

Sweden       Biotechnology            340,000 ++OXiGENE, Inc.                                              4,760,000    0.8

                                                Total Investments in Sweden                                4,760,000    0.8

Switzerland  Pharmaceutical            40,000   Novartis AG  (ADR)*                                        2,785,000    0.5
             --Diversified                400   Roche Holding AG  (Genuss)                                 4,187,155    0.7

                                                Total Investments in Switzerland                           6,972,155    1.2

United       Medical Specialties    1,500,000 ++SkyePharma PLC                                             2,347,200    0.4
Kingdom
             Pharmaceutical           170,000   SmithKline Beecham PLC                                     2,336,950    0.4
             --Diversified
             Pharmaceutical            10,000   Glaxo Wellcome PLC                                           309,987    0.1
             --Prescription           100,000 ++Shire Pharmaceuticals Group PLC                            1,425,533    0.2
                                                                                                        ------------  ------
                                                                                                           1,735,520    0.3

                                                Total Investments in the United Kingdom                    6,419,670    1.1

                                                Total Investments in Western Europe                       40,925,059    6.9

                                                Total Long-Term Investments  (Cost--$475,170,095)        558,034,282   94.4


SHORT-TERM                           Face
SECURITIES                          Amount

             Commercial      $      4,000,000   Bell Atlantic Financial Service Inc., 6.03% due
             Paper**                            5/25/2000                                                  3,982,580    0.7
                                   10,000,000   CSW Credit Inc.,  6.01% due 5/05/2000                      9,989,983    1.7
                                   11,015,000   General Motors Acceptance Corp., 6.06% due
                                                5/01/2000                                                 11,011,292    1.9
                                    5,000,000   Transamerica Finance Corporation, 6.01% due
                                                5/10/2000                                                  4,990,818    0.8

                                                Total Investments in Short-Term Securities
                                                (Cost--$29,974,673)                                       29,974,673    5.1

             Total Investments (Cost--$505,144,768)                                                      588,008,955   99.5

             Other Assets Less Liabilities                                                                 2,670,930    0.5
                                                                                                        ------------  ------
             Net Assets                                                                                 $590,679,885  100.0%
                                                                                                        ============  ======



            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
           ++Non-income producing security.

             See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., April 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$505,144,768)                                   $588,008,955
                    Cash                                                                                             969
                    Foreign cash                                                                               1,359,001
                    Receivables:
                      Securities sold                                                      $  3,038,845
                      Capital shares sold                                                     1,147,983
                      Dividends                                                                 427,757        4,614,585
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    29,015
                                                                                                            ------------
                    Total assets                                                                             594,012,525
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,298,650
                      Capital shares redeemed                                                 1,050,470
                      Investment adviser                                                        450,556
                      Distributor                                                               249,840        3,049,516
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       283,124
                                                                                                            ------------
                    Total liabilities                                                                          3,332,640
                                                                                                            ------------

Net Assets:         Net assets                                                                              $590,679,885
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $  3,142,738
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          4,931,500
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            695,698
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            890,252
                    Paid-in capital in excess of par                                                         385,013,617
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               113,166,030
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         82,840,050
                                                                                                            ------------
                    Net assets                                                                              $590,679,885
                                                                                                            ============

Net Asset           Class A--Based on net assets of $219,499,204 and 31,427,380
Value:                       shares outstanding                                                             $       6.98
                                                                                                            ============
                    Class B--Based on net assets of $273,529,692 and 49,314,996
                             shares outstanding                                                             $       5.55
                                                                                                            ============
                    Class C--Based on net assets of $38,621,773 and 6,956,978
                             shares outstanding                                                             $       5.55
                                                                                                            ============
                    Class D--Based on net assets of $59,029,216 and 8,902,517
                             shares outstanding                                                             $       6.63
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended April 30, 2000
Investment          Dividends (net of $31,882 foreign withholding tax)                                      $  2,428,840
Income:             Interest and discount earned                                                               1,761,649
                                                                                                            ------------
                    Total income                                                                               4,190,489
                                                                                                            ------------

Expenses:           Investment advisory fees                                               $  5,267,282
                    Account maintenance and distribution fees--Class B                        2,559,594
                    Transfer agent fees--Class B                                                500,119
                    Account maintenance and distribution fees--Class C                          337,171
                    Transfer agent fees--Class A                                                322,456
                    Account maintenance fees--Class D                                           121,203
                    Registration fees                                                           103,874
                    Printing and shareholder reports                                             96,092
                    Professional fees                                                            94,411
                    Transfer agent fees--Class D                                                 82,833
                    Accounting services                                                          80,400
                    Transfer agent fees--Class C                                                 70,241
                    Custodian fees                                                               64,891
                    Directors' fees and expenses                                                 36,477
                    Pricing fees                                                                  7,134
                    Other                                                                        14,480
                                                                                           ------------
                    Total expenses                                                                             9,758,658
                                                                                                            ------------
                    Investment loss--net                                                                      (5,568,169)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      119,286,966
(Loss) on             Foreign currency transactions--net                                       (158,836)     119,128,130
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                       12,859,214
                      Foreign currency transactions--net                                        (20,879)      12,838,335
                                                                                           ------------     ------------
                    Net Increase in Net Assets Resulting from Operations                                    $126,398,296
                                                                                                            ------------

                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended April 30,
                    Increase (Decrease) in Net Assets:                                         2000            1999
Operations:         Investment loss--net                                                   $ (5,568,169)    $ (4,714,156)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       119,128,130       51,839,878
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   12,838,335       (3,584,627)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                    126,398,296       43,541,095
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                                (5,572,543)     (22,527,624)
                      Class B                                                                (9,877,905)     (38,560,945)
                      Class C                                                                (1,273,871)      (4,031,344)
                      Class D                                                                (1,478,725)      (4,985,869)

                    Net decrease in net assets resulting from distributions to
                    shareholders                                                            (18,203,044)     (70,105,782)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions:       share transactions                                                      (25,000,986)     133,798,226
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                             83,194,266      107,233,539
                    Beginning of year                                                       507,485,619      400,252,080
                                                                                           ------------     ------------
                    End of year                                                            $590,679,885     $507,485,619
                                                                                           ============     ============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                          Class A++
The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of year                $   5.62   $   5.84  $   5.05  $   5.27   $   3.81
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.03)      (.03)     (.02)      .02       (.01)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.57        .67      2.02       .40       1.67
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.54        .64      2.00       .42       1.66
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                   (.18)      (.86)    (1.21)     (.64)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   6.98   $   5.62  $   5.84  $   5.05   $   5.27
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  28.06%     12.01%    44.06%     8.55%     44.01%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.26%      1.27%     1.32%     1.40%      1.53%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.47%)     (.46%)    (.28%)     .32%     (.23%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $219,499   $176,491  $146,154  $121,529   $132,083
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 109.88%     91.26%   115.99%   125.94%    133.50%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B++
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of year                $   4.54   $   4.91  $   4.40  $   4.67   $   3.43
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.07)      (.07)     (.06)     (.03)      (.05)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.26        .55      1.72       .35       1.49
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.19        .48      1.66       .32       1.44
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.18)      (.85)    (1.15)     (.59)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.55   $   4.54  $   4.91  $   4.40   $   4.67
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  26.99%     10.79%    42.60%     7.44%     42.46%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.28%      2.29%     2.35%     2.44%      2.55%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (1.49%)    (1.49%)   (1.31%)    (.72%)    (1.24%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $273,530   $256,000  $208,520  $178,025   $207,413
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 109.88%     91.26%   115.99%   125.94%    133.50%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., April 30, 2000


FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class C++
The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997       1996
Per Share           Net asset value, beginning of year                $   4.55   $   4.92  $   4.40  $   4.68   $   3.43
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.07)      (.07)     (.06)     (.04)      (.05)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.25        .55      1.73       .35       1.50
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.18        .48      1.67       .31       1.45
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.18)      (.85)    (1.15)     (.59)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   5.55   $   4.55  $   4.92  $   4.40   $   4.68
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  26.70%     10.82%    42.66%     7.28%     42.76%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.30%      2.30%     2.36%     2.46%      2.52%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (1.50%)    (1.50%)   (1.31%)    (.76%)    (1.19%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 38,622   $ 31,295  $ 19,860  $ 17,762   $ 20,761
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 109.88%     91.26%   115.99%   125.94%    133.50%
                                                                      ========   ========  ========  ========   ========


                                                                                           Class D++
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                                  2000       1999      1998     1997       1996
Per Share           Net asset value, beginning of year                $   5.36   $   5.62  $   4.89  $   5.13   $   3.72
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.04)      (.04)     (.03)       --+++    (.02)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.49        .64      1.95       .39       1.63
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.45        .60      1.92       .39       1.61
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain on
                    investments--net                                      (.18)      (.86)    (1.19)     (.63)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   6.63   $   5.36  $   5.62  $   4.89   $   5.13
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  27.73%     11.69%    43.95%     8.11%     43.74%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.51%      1.52%     1.56%     1.65%      1.75%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.71%)     (.72%)    (.52%)      .06%     (.44%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 59,029   $ 43,700  $ 25,718  $ 18,318   $ 21,564
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 109.88%     91.26%   115.99%   125.94%    133.50%
                                                                      ========   ========  ========  ========   ========



                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricingsm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may also purchase or sell financial futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Healthcare Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered put and call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $5,445,839 have been reclassified between undistributed net realized capital gains and accumulated net investment loss and $122,330 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                            Account        Distribution
                         Maintenance Fee        Fee

Class B                       .25%              .75%
Class C                       .25%              .75%
Class D                       .25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended April 30, 2000, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD            MLPF&S

Class A                       $  984          $ 10,053
Class D                       $7,905          $102,904


For the year ended April 30, 2000, MLPF&S received contingent deferred sales charges of $436,530 and $23,107 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $134 relating to transactions subject to front-end sales charge waivers in Class D shares.

In addition, MLPF&S received $328,780 in commissions on the execution of portfolio security transactions for the Fund for the year ended April 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2000 were $553,860,740 and $611,032,733, respectively.

Net realized gains (losses) for the year ended April 30, 2000 and net unrealized gains (losses) as of April 30, 2000 were as follows:

                                     Realized         Unrealized
                                  Gains (Losses)    Gains (Losses)

Long-term investments             $119,287,512     $   82,864,187
Short-term investments                    (546)                --
Foreign currency transactions         (158,836)           (24,137)
                                  ------------     --------------
Total                             $119,128,130     $   82,840,050
                                  ============     ==============


As of April 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $80,032,068, of which $124,895,600 related to appreciated securities and $44,863,532 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $507,976,887.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was ($25,000,986) and $133,798,266 for the years ended April 30, 2000 and April 30, 1999, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                               Dollar
Ended April 30, 2000                      Shares          Amount

Shares sold                             7,840,765     $  49,755,147
Shares issued to shareholders in
reinvestment of distributions             872,042         5,014,244
                                     ------------     -------------
Total issued                            8,712,807        54,769,391
Shares redeemed                        (8,689,330)      (53,055,597)
                                     ------------     -------------
Net increase                               23,477     $   1,713,794
                                     ============     =============


Class A Shares for the Year                               Dollar
Ended April 30, 1999                      Shares          Amount

Shares sold                             8,643,632     $  49,274,570
Shares issued to shareholders in
reinvestment of distributions           3,730,411        20,333,921
                                     ------------     -------------
Total issued                           12,374,043        69,608,491
Shares redeemed                        (5,987,365)      (33,558,968)
                                     ------------     -------------
Net increase                            6,386,678     $  36,049,523
                                     ============     =============


Class B Shares for the Year                               Dollar
Ended April 30, 2000                      Shares          Amount

Shares sold                            12,112,815     $  59,918,845
Shares issued to shareholders in
reinvestment of distributions           1,897,468         8,728,352
                                     ------------     -------------
Total issued                           14,010,283        68,647,197
Automatic conversion of shares         (1,478,012)       (7,217,923)
Shares redeemed                       (19,571,161)      (94,061,748)
                                     ------------     -------------
Net decrease                           (7,038,890)    $ (32,632,474)
                                     ============     =============


Class B Shares for the Year                               Dollar
Ended April 30, 1999                      Shares          Amount

Shares sold                            21,649,771     $ 101,284,377
Shares issued to shareholders in
reinvestment of distributions           7,691,505        34,351,075
                                     ------------     -------------
Total issued                           29,341,276       135,635,452
Automatic conversion of shares         (1,158,996)       (5,416,606)
Shares redeemed                       (14,285,738)      (65,345,830)
                                     ------------     -------------
Net increase                           13,896,542     $  64,873,016
                                     ============     =============


Merrill Lynch Healthcare Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

Class C Shares for the Year                               Dollar
Ended April 30, 2000                      Shares          Amount

Shares sold                             2,719,549     $  13,605,930
Shares issued to shareholders in
reinvestment of distributions             244,785         1,128,458
                                     ------------     -------------
Total issued                            2,964,334        14,734,388
Shares redeemed                        (2,889,968)      (13,916,317)
                                     ------------     -------------
Net increase                               74,366     $     818,071
                                     ============     =============


Class C Shares for the Year                               Dollar
Ended April 30, 1999                      Shares          Amount

Shares sold                             3,758,607     $  17,612,224
Shares issued to shareholders in
reinvestment of distributions             818,791         3,659,161
                                     ------------     -------------
Total issued                            4,577,398        21,271,385
Shares redeemed                        (1,733,904)       (7,931,730)
                                     ------------     -------------
Net increase                            2,843,494     $  13,339,655
                                     ============     =============


Class D Shares for the Year                               Dollar
Ended April 30, 2000                      Shares          Amount

Shares sold                             3,083,096    $   18,461,597
Automatic conversion of shares          1,242,493         7,217,923
Shares issued to shareholders in
reinvestment of distributions             241,738         1,322,309
                                     ------------     -------------
Total issued                            4,567,327        27,001,829
Shares redeemed                        (3,822,901)      (21,902,206)
                                     ------------     -------------
Net increase                              744,426     $   5,099,623
                                     ============     =============


Class D Shares for the Year                               Dollar
Ended April 30, 1999                      Shares          Amount

Shares sold                             4,701,426     $  25,678,950
Automatic conversion of shares            992,950         5,416,606
Shares issued to shareholders in
reinvestment of distributions             865,078         4,501,657
                                     ------------     -------------
Total issued                            6,559,454        35,597,213
Shares redeemed                        (2,980,103)      (16,061,181)
                                     ------------     -------------
Net increase                            3,579,351     $  19,536,032
                                     ============     =============


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Healthcare Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at April 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Healthcare Fund, Inc. as of April 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
June 5, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

During its taxable year ended April 30, 2000, Merrill Lynch
Healthcare Fund, Inc. paid a long-term capital gains distribution of $.178559 per share to shareholders of record on July 7, 1999. The entire distribution is subject to a maximum 20% tax rate.

Please retain this information for your records.